Exhibit 10.3

Execution Version

LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT, dated as of October 31, 2014 (this “Agreement”), by and among SUNTRUST BANK, ROYAL BANK OF CANADA AND ING CAPITAL LLC (each an “Additional Commitment Lender” and collectively the “Additional Commitment Lenders”), THE HERTZ CORPORATION, a Delaware corporation (the “Parent Borrower”) DEUTSCHE BANK AG NEW YORK BRANCH, BANK OF AMERICA N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, each an issuing lender (an “Issuing Lender” and collectively the “Issuing Lenders” ), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as swing line lender (the “Swing Line Lender”), and DBNY, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of March 11, 2011 (the “Credit Agreement”) among the Borrowers, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), the Administrative Agent, DBNY as collateral agent for the Lenders, DEUTSCHE BANK AG CANADA BRANCH, as Canadian agent and Canadian collateral agent for the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-collateral agent for the Lenders and the other parties thereto (capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Parent Borrower may request new (i) Canadian Facility Commitments and (ii) U.S. Facility Commitments, by entering into one or more Lender Joinder Agreements with the Additional Commitment Lenders (such new Canadian Facility Commitment and/or U.S. Facility Commitment, as applicable, an “Additional Commitment”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Commitment Lender party hereto hereby agrees to commit to provide its respective Additional Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

Each Additional Commitment Lender (i) confirms that it is legally authorized to enter into this Agreement, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Section 5.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Canadian Agent or the Administrative Agent, as applicable, or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; any other Loan Document or any other instrument or document furnished hereto or thereto, (iii) appoints and authorizes each applicable Agent, to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Documents or any other instrument or document furnished hereto or thereto as are delegated to such Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that, by the terms of the Intercreditor Agreement, are required to be performed by it as a “Lender” thereunder, (v) represents and warrants that it has full power and authority, and has taken all actions necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (vi) specifies its address for notices the offices set forth beneath its name on the signature pages hereof and if applicable pursuant to Section 4.11 of the Credit Agreement, attaches two properly completed Forms W-9, W-8EXP, W-8BEN, W-8ECI, W8IMY or successor or other form prescribed by the Internal Revenue Service of the United States, certifying that such Additional

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Commitment Lender is entitled to receive all payments under the Credit Agreement and the Notes payable to it without deduction or withholding of any United States federal income taxes and (vii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each Additional Commitment Lender hereby agrees to make its Additional Commitment on the following terms and conditions:

1.                                      Additional Commitment Date.  The Increased Amount Date for the Additional Commitment shall be the Second Amendment Effective Date.

2.                                      Credit Agreement Governs.  Except as set forth in this Agreement, Additional Commitments shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

3.                                      Parent Borrower’s Certifications.  By its execution of this Agreement, the Parent Borrower hereby certifies that no Specified Default has occurred and is continuing immediately prior to and after the Additional Commitment Date (for the avoidance of doubt, after giving effect to Section 4 of the Second Amendment and the Second Amendment).

4.                                      Notice.  For purposes of the Credit Agreement, the initial notice address of each Additional Commitment Lender shall be as set forth below its signature below.

5.                                      Tax Forms and Other Agreements.  Delivered herewith to the Parent Borrower and the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Committed Lender may be required to deliver to the Parent Borrower and the Administrative Agent pursuant to Section 4.11 of the Credit Agreement.  The Additional Committed Lender agrees to execute such other documents relating to the Facility (including the Intercreditor Agreement and/or similar agreements among Lenders) as the Administrative Agent may reasonably request.

6.                                      Recordation of the New Loans.  Upon execution and delivery hereof, the Administrative Agent will record the Additional Commitment made by the Additional Commitment Lender in the Register.

7.                                      Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

8.                                      Entire Agreement.  This Agreement, the Credit Agreement and  the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

9.                                      GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.                               Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.                               Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

THE HERTZ CORPORATION

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Senior Vice President and Treasurer

Acknowledged by:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

IN WITNESS WHEREOF,  each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

ADDITIONAL COMMITMENT LENDER:	Name of Institution:

ROYAL BANK OF CANADA,
as U.S. Facility Lender

	By:	/s/ Philippe Pepin
	Name:	Philippe Pepin
	Title:	Authorized Signatory

Notice Address:
Royal Bank of Canada
Global Loan Administration
Three World Financial Center,
200 Vesey Street
New York, NY, 10281

Attention: Haiyan Lu - Loan Administrator
Telephone: 416-313-6252
Facsimile: 212-428-2372

IN WITNESS WHEREOF,  each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

ADDITIONAL COMMITMENT LENDER:	Name of Institution:

SunTrust Bank

	By:	/s/ Seth Meier
	Name:	Seth Meier
	Title:	Director

For any Additional Commitment Lender Requiring a second signature line

By:
Name:
Title:

Notice Address:

SunTrust Robinson Humphrey | ABL Asset
Management Group
Mail Code GA-Atlanta-1981
3333 Peachtree Road, 9th Floor
Atlanta, Georgia 30326

	Attention:	Sandra Salazar
	Telephone:	404.926.5200
	Facsimile:	404.926.5646

IN WITNESS WHEREOF,  each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

ADDITIONAL COMMITMENT LENDER:	Name of Institution:

ING CAPITAL LLC

	By:	/s/ Jerry L. McDonald
	Name:	Jerry L. McDonald
	Title:	Director

For any Additional Commitment Lender Requiring a second signature line

	By:	/s/ William C. Beddingfield
	Name:	William C. Beddingfield
	Title:	Managing Director

Notice Address:
200 Galleria Parkway, Suite 950
Atlanta, Georgia 30339

	Attention:	Jerry L. McDonald
	Telephone:	(770) 984-4514
	Facsimile:	(770) 951-1005

Consented to:

BANK OF AMERICA, N.A.,
as a U.S. Facility Issuing Lender

By:	/s/ Matthew T. O’Keefe
Name: Matthew T. O’Keefe
Title: Senior Vice President

Consented to:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as U.S. Facility Issuing Lender

By:	/s/ Melissa Provost
Name: Melissa Provost
Title: Vice President

Consented to:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Swing Line Lender and U.S. Facility Issuing Bank

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President